UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 20, 2017

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1332 Londontown Blvd., Sykesville, MD 21784
(Address of principal executive offices and zip code)

(410) 970-7800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Form 8-K/A

On September 20, 2017, GSE Systems, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting that on September 20, 2017, the Company closed its acquisition of Absolute Consulting, Inc. ("Absolute"). This Form 8-K/A amends the Original Form 8-K to include the historical audited and unaudited financial statements of Absolute and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01 Financial Statements and Exhibits

(a)    Financial statements of businesses acquired. The audited financial statements of Absolute for the years ended December 31, 2016 and 2015, are filed herewith as Exhibit 99.1. The unaudited financial statements of Absolute for the six months ended June 30, 2017, are filed herewith as Exhibit 99.2.
(b)    Pro forma financial information. The unaudited pro forma condensed combined financial information of the Company and Absolute for the year ended December 31, 2016 and for the nine months ended September 30, 2017 are filed herewith as Exhibit 99.3.
(d)     Exhibits
Number	Description
99.1	Audited financial statements of Absolute for the years ended December 31, 2016 and 2015
99.2	Unaudited financial statements of Absolute for the six months ended June 30, 2017
99.3	Unaudited pro forma condensed combined financial information of the Company and Absolute for the year ended December 31, 2016 and for the nine months ended September 30, 2017
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.
Date: November 30, 2017	/s/ Emmett Pepe
Emmett Pepe
Senior Vice President and Chief Financial Officer